UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

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CECIL BANCORP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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127 North Street
Elkton, Maryland 21921-5547

April 2, 2010

Dear Fellow Shareholder:

We cordially invite you to attend our 2010 Annual Meeting of Shareholders to be held at the Cecil Bank Corporate Center, 118 North Street, Elkton, Maryland, on Wednesday, May 12, 2010 at 9:00 a.m., Eastern Time.

This year, we are again pleased to be using the new Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing shareholders a Notice of Internet Availability instead of a paper copy of this proxy statement and our 2009 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2009 Annual Report and a proxy card.

The Annual Meeting has been called for the following purposes:

•	Election of two directors;
•	Approval of a non-binding advisory resolution on executive compensation; and
•	Consideration of any other matters as may properly come before the Annual Meeting or any adjournments.

At our Annual Meeting, we will discuss highlights of the past year. Our 2009 results are presented in detail in the 2009 Annual Report which is also available on the Internet. Directors and officers, as well as representatives of Stegman & Company, Cecil Bancorp’s independent registered public accounting firm, will be present to respond to any questions shareholders may have.

Your Board of Directors recommends that you vote “FOR” the election of directors and “FOR” approval of the non-binding advisory resolution on executive compensation. Your vote is important. Please complete the proxy card and return it in the enclosed, postage-paid envelope. Thank you for investing in Cecil Bancorp.

Sincerely,

/s/ Charles F. Sposato	/s/ Mary B. Halsey
Charles F. Sposato	Mary B. Halsey
Chairman of the Board	President

Cecil Bancorp, Inc.
127 North Street
Elkton, Maryland 21921-5547

NOTICE OF ANNUAL MEETING
May 12, 2010

The Annual Meeting of Shareholders of Cecil Bancorp, Inc. will be held at Cecil Bank Corporate Center, 118 North Street, Elkton, Maryland, on Wednesday, May 12, 2010 at 9:00 a.m., Eastern Time.

The Annual Meeting is for the purpose of considering and acting upon the:

•	election of two directors;
•	approval of a non-binding advisory resolution on executive compensation; and
•	consideration of any other matters as may properly come before the Annual Meeting or any adjournments.

Your Board of Directors recommends a vote “FOR” the election of the two directors nominated and a vote “FOR” approval of the non-binding advisory resolution on executive compensation.  The Board is not aware of any other business to come before the Annual Meeting.

Only shareholders of record at the close of business on March 19, 2010 will be entitled to vote at the Annual Meeting and any adjournments or postponements. A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. Whether or not you attend the meeting in person, it is important that your shares be represented and voted. Please vote by completing, signing and dating your proxy card, and returning it as soon as possible in the enclosed, postage-paid envelope. You may change your proxy later or vote in person at the meeting, if you wish.

The proxy statement, proxy card, and Cecil Bancorp’s 2009 Annual Report, which includes its Annual Report on Form 10-K for the 2009 fiscal year, are first being distributed or made available on or about April 2, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sandra D. Feltman

Sandra D. Feltman
Secretary

Elkton, Maryland
April 2, 2010

Important Notice Regarding Internet
Availability of Proxy Materials
For the Shareholder Meeting to be
Held on May 12, 2010
The Proxy Statement and Annual Report to
Shareholders are available at
www.cecilbank.com/2010ProxyMaterials

PROXY STATEMENT
QUESTIONS AND ANSWERS

Q:	Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?
A:
This year, we are again pleased to be using the new Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing shareholders a Notice of Internet Availability about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All shareholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice. In addition, the notice contains instructions on how you may request to access proxy materials in printed form by mail or electronically on an ongoing basis.

Q:           What am I voting on?
A:	You are voting on:
Proposal I—Election of the following directors: Matthew G. Bathon and Charles F. Sposato (See page 3);
Proposal II—Advisory (non-binding) vote on executive compensation (Page 15).

Q:            How does the Board recommend that I vote?
A:	The Board of Directors recommends that you vote “FOR” the election of its two nominees and “FOR” approval of the non-binding resolution on executive compensation.

Q:           Who is entitled to vote at the Annual Meeting?
A:
Shareholders of record of Cecil Bancorp’s common stock as of the close of business on March 19, 2010 (the “Record Date”) are entitled to vote at the Annual Meeting. If you hold your shares in street name, you will need additional documentation from your bank or broker to vote in person at the Annual Meeting.

Q:   How do I vote?
A:
You may vote by completing, signing, and dating a proxy card, and returning it in the postage-paid envelope provided. If you return your signed proxy card but do not indicate your voting preference, your card will be voted in favor of the election of all directors and in favor of the non-binding resolution on executive compensation. You have the right to revoke your proxy any time before the Annual Meeting, and shareholders who attend the meeting may withdraw their proxies and vote in person if they wish.

Q:           Who will count the votes?
A:           Registrar and Transfer Company, Cecil Bancorp’s transfer agent, will tabulate the votes.

Q:           What should I do if I receive more than one proxy card?
A:
If you receive more than one proxy card, it indicates that you own shares in more than one account, or your shares are registered in various names. You should vote all proxy cards you receive by completing, signing, dating, and returning each proxy card in the postage-paid envelope provided.

Q:           What constitutes a quorum at the Annual Meeting?
A:
On the Record Date, there were 3,689,346 shares of Cecil Bancorp common stock issued and outstanding. Each share is entitled to one vote on all matters voted on at the Annual Meeting. One-third of the outstanding shares, present or represented by proxy, will be a quorum for the Annual Meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. Abstentions and shares held for you by your broker or nominee (broker shares) that are voted on any matter are counted towards quorum. Broker shares that are not voted on any matter are not included in determining the number of votes cast.

Q:           Who may attend the Annual Meeting?
A:	All shareholders of record as of the Record Date may attend, although seating is limited. For directions to the Annual Meeting, please call (866) 570-1650 or visit our website at www.cecilbank.com.

Q:	What percentage of Cecil Bancorp stock did directors and executive officers own on the Record Date?
A:	Together, they beneficially owned approximately 49.3% of Cecil Bancorp’s issued and outstanding common stock.

Q.	What do I need to do if I hold shares in the Cecil Bancorp, Inc. Employee Stock Ownership Plan or Employees’ Savings and Profit Sharing Plan?
A.
If you are a participant in the Cecil Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”) or hold Common Stock through the Cecil Bancorp,  Inc. Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”), you will receive a voting instruction form from each plan that reflects all shares you may vote under these plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as participants vote allocated stock. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Common Stock credited to your account in the 401(k) Plan. The 401(k) Plan trustee will vote all shares for which it does not receive timely instructions from participants at the direction of Cecil’s Board of Directors or the Plan Committee of the Board. The deadline for returning your voting instruction form to the trustees of the ESOP and 401(k) Plan is April 30, 2010.

Q:           Who pays for this proxy solicitation and how will solicitation occur?
A:
Cecil Bancorp’s Board of Directors is soliciting this proxy, and Cecil Bancorp will pay the cost of the solicitation. In addition to the use of the mail, employees of Cecil Bancorp and its subsidiaries may solicit proxies personally or by telephone, fax, or electronic mail, without additional compensation. Banks, brokerage houses and other nominees and fiduciaries are requested to forward the proxy material to beneficial owners of Cecil Bancorp stock and to obtain authorization to execute proxies on behalf of the beneficial owners. Upon request, Cecil Bancorp will reimburse these parties for their reasonable expenses in forwarding proxy material to beneficial owners.

PROPOSAL I—ELECTION OF DIRECTORS

Your Board of Directors is currently composed of seven members. Five of Cecil Bancorp’s directors also serve as directors of its bank subsidiary, Cecil Bank. Directors of Cecil Bancorp are divided into three classes and are elected for terms of three years and until their successors are elected and qualified. At the Annual Meeting, two directors will be elected for terms expiring at the 2013 Annual Meeting.

The Board of Directors has nominated for re-election Matthew G. Bathon and Charles F. Sposato, each of whom is currently a director, each to serve for a term of three years, and until their successors are elected and qualified. Each nominee must be elected by a plurality of shares voted in this election. The individuals named as proxies on your proxy card will vote for the election of each nominee unless you withhold authorization.

Each nominee has agreed to serve his or her term, if elected. If any nominee is unable to stand for re-election at this Annual Meeting, the Board may reduce its size or nominate an alternate candidate, and the proxies will be voted for the alternate candidate.

Directors are elected by a plurality of the votes cast that is, the three nominees who receive the most votes win. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

Your Board recommends a vote FOR these directors.

The biographies of each of the nominees and continuing directors below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that the person should serve as a director for the Company beginning in 2010.

DIRECTOR NOMINEES

Term Expiring in 2010

Matthew G. Bathon                                            Director Since 1999

Mr. Bathon, age 48, is an attorney with the Elkton law firm of Bathon and Bathon, P.A., where he engaged in the full-time practice of law until June 2000. Mr. Bathon’s law practice is now limited to trust and estate law and he currently acts as a consultant in the financial services, private equity and trust administration fields in the Boston, Massachusetts area. Mr. Bathon manages and serves as trustee of numerous trusts and manages a private equity interest as well. Mr. Bathon is also a managing member of Dorado Holdings, LLC, a manufacturer of custom fishing boats in Ozona, Florida. Mr. Bathon is a former owner of Bentley’s Restaurant and Banquet Facilities, has served as an officer and director of Northern Chesapeake Hospice Foundation, and is a former member of B-E Realty, LLC, which owns and manages real estate interests in Cecil County. He has also served as a member of the Cecil County Ethics Commission, a director of the Cecil County Chapter of the American Red Cross, the Cecil County FEMA Board, and as a Trustee of Mount Aviat Academy.

Charles F. Sposato                                            Director Since 1999

Mr. Sposato, age 56, was elected Chairman of the Board of the Company in August 2000. Mr. Sposato is a past recipient of recognition of the Who’s Who in Executives & Business. He has served as president of the Cecil County Home Builders Association and as director of the Home Builders Association of Maryland. Mr. Sposato served on the Board of Union Hospital of Cecil County Health Systems, Inc., is past-chairman of Cecil County Health Ventures, Inc. and is a past member of the Union Hospital Finance Committee. He has served on the Governmental Affairs Council of the Maryland Bankers Association. Mr. Sposato previously served on the Maryland Bankers Political Action Committee and on the board of Directors of Community Bankers Securities. He is a former Director of Northern Chesapeake Hospice Foundation and Trustee of Mount Aviat Academy. Mr. Sposato is a member of the Knights of Columbus. Mr. Sposato is on the Board of Directors for Maryland Title Center, LLC. Mr. Sposato has also attended the Maryland Bankers School. He is Mr. Saunders’s uncle.

DIRECTORS CONTINUING IN OFFICE

Term Expiring in 2011

Mark W. Saunders                                           Director Since 2005

Mr. Saunders, age 35, and Vice Chairman of the Board, is the General Manager and an Officer of Bay Ace Hardware, Inc. located in Elkton and Rising Sun, Maryland. Mr. Saunders is a member of the Board of Appeals for Cecil County. Mr. Saunders is a recent graduate of the Maryland Bankers Association Maryland Bankers School. He is Mr. Sposato’s nephew.

Brian L. Lockhart                                            Director Since 2008

Mr. Lockhart, age 45, is the owner of Monterey Refuse Service, Inc. serving Pennsylvania and Maryland. Mr. Lockhart was employed with Waste Management for 16 years in its Sales Department before joining the Bank in 2002 as Vice President and Business Development Officer. Mr. Lockhart left the Bank in March 2008. He was appointed by the Board to serve as a Director of the Company and Cecil Bank effective February 19, 2008. A lifelong Cecil County resident, Mr. Lockhart currently serves as County Commissioner of the 3rd District of Cecil County, is President of the County Commissioners, is a past president of the Rising Sun Business Association, a member of the Union Hospital’s Health Services Board of Directors, a member of the Mount Aviat Academy Board of Trustees, a member of Good Shepherd Parish, and Member/Owner of Chesapeake Bay Golf Course. He is the uncle of William H. Cole, IV.

Term Expiring in 2012

Mary B. Halsey                                             Director Since 1995

Ms. Halsey, age 48, became President and Chief Executive Officer of the Company and Cecil Bank in July 1995. Ms. Halsey joined Cecil Bank in 1980 and has been employed in various capacities since that time, including the positions of Chief Operating Officer and Principal Financial and Accounting Officer, which she held from 1993 until becoming President and Chief Executive Officer in 1995. Ms. Halsey is a director and officer of the Southeastern Conference of Community Bankers, Inc. In March 2008, Ms. Halsey was appointed as a member of the Maryland Transportation Authority Board to serve a three year term. Ms. Halsey is also a member of the Board of the Boys and Girls Club of Cecil County. Ms. Halsey is a past director of the Maryland Bankers Association, and formerly served as Chairman of the Consumer Education Council. Ms. Halsey previously served as Trustee of Mt. Aviat Academy, and Secretary of the Northern Chesapeake Hospice Foundation. She is a member of Church of the Good Shepherd Parish. She has previously served as Vice President and Director of the North East Chamber of Commerce, as Director of the Union Hospital of Cecil County Health System, Inc., and Director of the YMCA of Cecil County, Maryland.

Thomas L. Vaughan, Sr.                                          Director Since 2003

Mr. Vaughan, age 60, is the past owner and President of Ship Watch Inn, Inc., a bed and breakfast located in Chesapeake City, Maryland. Mr. Vaughan founded Canal Plumbing Company in 1977 and continues to operate it as a plumbing contracting company. Mr. Vaughan is a member of Knight House Farms, L.L.C. and Katem, L.L.C., real estate management companies. Mr. Vaughan previously served on the Chesapeake City Board of Appeals and is a past member of the Chesapeake Historic Commission and a past Council member.

William H. Cole, IV                                           Director Since 2008

Mr. Cole, age 37, is Associate Vice President, Institutional Advancement at the University of Baltimore and Assistant Director of the University of Baltimore Foundation, and is a member of the Baltimore City Council. He is the nephew of Brian L. Lockhart.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that Directors Bathon, Cole, Saunders and Vaughan would be considered independent under the meaning of the Listing Standards of The Nasdaq Stock Market (the “Listing Standards”) if Cecil Bancorp’s common stock were listed there. In determining independence of directors, the Board of Directors considered the deposit and loan relationships that directors have with Cecil Bank as well as certain business relationships. In determining Mr. Saunders’ independence, the Board of Director considered the fact that he is a nephew of Mr. Sposato, but determined that this relationship did not affect his independence.

Board Leadership Structure

Under the Board of Directors’ current leadership structure, the offices of Chairman of the Board and Chief Executive Officer are held by separate individuals.  Charles F. Sposato serves as Chairman of the Board of Directors and Mary B. Halsey serves as Chief Executive Officer.

Board Role in Risk Oversight

The Board of Directors has general oversight authority with respect to the Company’s risk management function with authority delegated to various board committees to review risk management policies and practices in specific areas of the Company’s business.  The Audit Committee is primarily responsible for overseeing the Company’s risk management.  The Audit Committee works closely with officers involved in the risk management function including the internal audit staff who report directly to the Audit Committee.

Board Meetings and Committees

Cecil Bancorp’s Board conducts its business through meetings of the Board and of its Committees. The Board meets quarterly and may have additional special meetings. The Board met four times during 2009.  During 2009, no director attended fewer than 75% of the meetings of the Board and the Committees on which he or she served.

Audit Committee. The Audit Committee of the Board oversees and reports to the Board of Directors regarding accounting and financial reporting processes, the audits of the financial statements, the qualifications and independence of Registered Public Accounting Firms (“independent auditors”) engaged to provide independent audits and related services, and the performance of the internal audit function and independent auditors; and performs the other duties of the Committee specified by federal securities laws and regulations, the Federal Deposit Insurance Act and related regulations, and its charter. The Committee, in its capacity as a Committee of the Board, is responsible for the appointment, compensation, retention, evaluation, termination, and oversight of the work of any independent auditor employed by Cecil Bancorp for the purpose of preparing or issuing an audit report or related work. The independent auditors report to the Committee. The Committee is responsible for the resolution of any disagreements between management of Cecil Bancorp and the independent auditors regarding financial reporting. All members of the Committee are “independent” as defined in regulations of the Securities and Exchange Commission (“SEC”), the Federal Deposit Insurance Act and related regulations (the “FDIA”), and the Listing Standards. The Company does not currently have an “Audit Committee financial expert,” as defined under the rules of the SEC, serving on its Audit Committee. The Company believes that all the members of the Audit Committee are qualified to serve on the Committee and have the experience and knowledge to perform the duties required of the Committee. The Company does not have any independent directors who would qualify as an Audit Committee financial expert, as defined. The Company believes that it has been, and may continue to be, impractical to recruit such a director unless and until the Company is significantly larger. The Committee has adopted a written charter, which has been approved by the Board of Directors and was included as an appendix to the proxy statement for the 2009 Annual Meeting of Stockholders.  A copy of the Audit Committee Charter is not posted on our website. The Committee met four times in 2009. Current members are Mr. Vaughan, Mr. Cole, and Mr. Bathon, Chairman.

Compensation Committee. The Compensation Committee reviews Cecil Bancorp’s compensation policies and employee benefit plans and programs, and recommends compensation for executive officers and directors, subject to Board approval. Cecil Bancorp recognizes that the ability to retain and recruit executive officers is critical to the achievement of its annual and long range goals. It seeks to maintain that ability by establishing market-competitive total compensation for its executive officers that rewards achievement of those goals. Under the compensation policies of Cecil Bancorp, compensation is paid based both on the executive officer’s knowledge, skills, and performance and company performance. Cecil Bancorp intends that total compensation and its components be market competitive and consistent with company performance goals. The Compensation Committee assesses the competitiveness of the total compensation and its components and the appropriateness of the mix of compensation components based upon an annual review that generally considers peer comparisons and other information.  During 2009, the Compensation Committee retained Mezrah Consulting to advise it on executive compensation matters.  Mezrah Consulting was asked to make recommendations with respect to executive compensation levels.  As a result of Cecil Bancorp’s participation in the TARP Capital Purchase Program of the U.S. Treasury Department, the Compensation Committee must review incentive compensation plans to determine if they encourage undue or unnecessary risk. The Compensation Committee met three times during 2009. Current members of the Committee are Directors Vaughan, Cole, and Bathon.  All members of this Committee are non-employee directors and are independent directors within the meaning of the Listing Standards. The committee does not have a charter.

The Incentive Compensation Plan Committee selects key employees who will be eligible to receive annual cash awards under the Cecil Bancorp Incentive Compensation Plan. The Incentive Compensation Plan Committee met one time during 2009. Current members of the Committee are Directors Vaughan, Saunders, and Bathon.

Nominating Committee. The Board of Directors serves as a Nominating Committee for recommending persons to be nominated as directors. Since a majority of the Board of Directors is comprised of independent directors, the Board believes that its procedures provide adequate assurance that nominees are approved by independent directors.  In its determination of whether or not to recommend a director for nomination, the Board considers whether or not such director meets the minimum criteria for board membership based upon the director’s honesty, integrity, reputation in his or her community, existence of any actual or potential conflicts of interest, and past service as a director, and may consider additional factors it deems appropriate.  The Board also is responsible for considering persons recommended for nomination as directors by shareholders, other directors, and officers. As a matter of policy, no shareholder nomination or recommendation will be considered unless the board determines, in its good faith discretion, that (i) the manner and substance of the recommendation or nomination and the related information and materials provided in connection with the recommendation or nomination comply with the procedural and substantive requirements of Cecil Bank’s Articles of Incorporation, relevant Bylaws, and state and federal law, and (ii) if elected, the person recommended or nominated may lawfully serve on the board. Shareholders may submit recommendations for director candidates for consideration by the Committee to the Secretary by first class mail. The committee does not have a charter. Please also see “Shareholder Proposals and Communications” on page 18 of this Proxy Statement.

Code of Ethics

The Board of Directors of Cecil Bancorp has adopted a code of ethics that applies to all directors, officers, and employees of Cecil Bancorp and its consolidated subsidiaries. This code is available to any person upon request without charge by writing to the Secretary, Cecil Bancorp, Inc., P.O. Box 568, 127 North Street, Elkton, Maryland  21922-5547.

COMMON STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

The shares of Cecil Bancorp’s common stock that were beneficially owned on the Record Date by persons who were directors and executive officers as of the Record Date, are shown below.

	Amount and
	Nature of		Percentage
	Beneficial		of Shares
Name	Ownership (1)		Outstanding (2)
Matthew G. Bathon	76,188	(3)(4)	2.07%
William H. Cole, IV	1,230		0.03%
Mary B. Halsey	208,659	(5)	5.66%
Brian L. Lockhart	9,503	(5)	0.26%
Mark W. Saunders	70,116	(3)	1.90%
Charles F. Sposato	1,343,494	(5)	36.42%
Thomas L. Vaughan, Sr.	52,164	(3)	1.41%
Brian J. Hale	26,299	(5)	0.71%
Sandra D. Feltman	28,658		0.78%
R. Lee Whitehead	2,103		0.06%
All Directors and Executive
Officers as a Group (10 persons)	1,818,414	(5)	49.29%

_________________
(1)
Beneficial ownership is defined by rules of the Securities and Exchange Commission, and includes shares that the person has or shares voting or investment power over and shares that the person has a right to acquire within 60 days from the Record Date.  Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. A decision to disclaim beneficial ownership is made by the individual, not Cecil Bancorp.

(2)
In calculating the percentage ownership of each named individual and the group, the number of shares outstanding includes any shares that the person or the group has the right to acquire within 60 days of the Record Date.

(3)	Excludes 108,960 shares held by the ESOP for which directors Bathon, Saunders, and Vaughan serve as trustees and Plan Committee Members.
(4)	Includes 24,800 shares owned by a trust as to which Mr. Bathon is a trustee with voting power only.
(5)
Includes 65,959 shares allocated to executive officers under the ESOP as of the Record Date. Includes 34,498 shares held in the 401(k) Plan by Mary B. Halsey, 22,158 shares held in the 401(k) Plan by Charles F. Sposato, 3,620 shares held in the 401(k) Plan by Brian J. Hale, and 4,145 shares held in the 401(k) Plan by Brian L. Lockhart.

DIRECTOR AND EXECUTIVE COMPENSATION

Directors’ Fees. During 2009, Directors received a quarterly retainer of $600 plus $150 for each regular meeting of the Board attended and $75 for each Committee meeting attended.  The Vice Chairman receives a monthly stipend of $2,917 and the Audit Committee Chairman receives a retainer of $575 plus $150 for each Audit Committee meeting attended.  Non-employee directors also received awards of shares of restricted stock under the 2009 Equity Incentive Plan.

Director Compensation

	Fees Earned		Non-Equity
	or Paid to	Stock	Incentive Plan	All Other
Name	Cash	Awards(1)	Compensation	Compensation	Total

Matthew G. Bathon	$12,950	$4,420	$-	$-	$17,370
William H. Cole, IV	2,850	940	-	-	3,790
Brian L. Lockhart	9,825	2,292	-	-	12,117
Mark W. Saunders	53,900	17,588	-	-	71,488
Thomas L. Vaughan, Sr.	3,750	1,140	-	-	4,890

_______________
(1)
Based on aggregate grant date fair value of the award as computed in accordance with FASB ASC Topic 718.  See Note 14 of the Notes to the Consolidated Financial Statements in the 2009 Annual Report to Stockholders for assumptions used.  Awards vest at the rate of 20% annually beginning one year from the date of grant.  At December 31, 2009, Messrs. Bathon, Cole, Lockhart, Saunders and Vaughan had 1,105, 235, 573, 4,397 and 285 unvested shares of restricted stock, respectively.

2009 Equity Incentive Plan.  Pursuant to the 2009 Equity Incentive Plan, the Board of Directors or the Compensation Committee may grant stock options for up to 276,701 shares of Common Stock and restricted stock awards for up to 92,234 shares of Common Stock to directors, officers and employees of Cecil Bancorp and Cecil Bank.  Stock options give the recipient the right to purchase a specified number of shares of Common Stock for up to ten years at an exercise price that is not less than the fair market value of the Common Stock on the date of grant.  Restricted stock awards consist of a grant of a certain number of shares of the Common Stock, subject to the lapse of certain restrictions (such as continued service for a specified period) after which the shares become vested and non-forfeitable.  During the 2009 fiscal year, the Board of Directors granted restricted stock awards to each outside director and Ms. Halsey with a grant-date value equal to one-third of their compensation for the year and to Mr. Sposato with a grant-date value equal to approximately 21% of his compensation.

Incentive Compensation Plan. Cecil Bancorp maintains an incentive compensation plan for all non-employee directors of Bancorp and Cecil Bank and for key employees selected by the Incentive Compensation Plan Committee of the Board. Benefits are paid as annual awards based upon the results of a formula. In general, each participant receives an annual award equal to a percentage of his or her base annual compensation times a “multiplier” based upon return on assets, asset quality, and results of regulatory examinations. The Incentive Compensation Committee may adjust awards for unusual financial events or to the extent that payments to Cecil

Bank employees would cause Cecil Bank to be less than “well-capitalized” for regulatory purposes. Awards are payable from general assets. The plan has an indefinite term, and may be terminated or amended at any time and for any reason; except with respect to benefits payable for a completed year. The Incentive Compensation Committee also may in its discretion determine, by resolution adopted before the first day of any calendar year, to reduce the amounts payable to employees in the form of awards. The plan is unfunded. All awards are to be paid from Cecil Bancorp’s general assets. For the fiscal year ended December 31, 2009, the Compensation Committee elected not to award any incentive compensation under the plan.

Executive Compensation. The following table summarizes compensation earned by or awarded during the last two fiscal years to Cecil’s Chief Executive Officer, Chairman and Chief Operating Officer.

Summary Compensation Table

					Non-Equity
Name and Principal				Stock	Incentive Plan	All Other
Position	Year	Salary	Bonus	Awards (1)	Compensation (2)	Compensation (3)	Total

Mary B. Halsey	2009	$240,000	$--	$84,148	$--	$4,800	$328,948
President and Chief	2008	240,000	--	--	16,800	16,100	272,900
Executive Officer

Charles F. Sposato	2009	$575,000	$--	$123,224	$--	$4,900	$703,124
Chairman of Board	2008	575,000	--	--	40,250	16,100	631,350

Brian J. Hale	2009	$106,250	$--	$--	$--	$2,245	$108,495
Chief Operating Officer	2008	106,250	10,000	--	--	8,409	124,659
and Executive Vice
President

________________
(1)
Based on aggregate grant date fair value of the awards as computed in accordance with FASB ASC Topic 718.  See Note 14_ of Notes to of Notes to the Consolidated Financial Statements in the 2009 Annual Report to Stockholders for assumptions used.

(2)	Award paid through Incentive Compensation Plan.
(3)	401(k) contribution.

The following table sets forth information on an award-by-award basis with respect to outstanding equity awards to the named executive officers at fiscal year end, as well as the value of such awards held by such persons at the end of the fiscal year.  No options or stock appreciation rights (“SARs”) were held by or granted to Ms. Halsey, Mr. Sposato, or Mr. Hale as of or for the year ended December 31, 2009.  No options or SARs repriced during Cecil Bancorp’s last ten full years.

Outstanding Equity Awards at December 31, 2009

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (2)

Mary B. Halsey	21,037	(1)	$73,630

Charles F. Sposato	30,806	(1)	$107,821

Brian J. Hale	--		$--

________________
(1)
Awards were granted on November 17, 2009 and vest annually at the rate of 33-1/3%.  Mr. Sposato’s restricted stock may not fully vest during any period during which the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) is outstanding.  One-fourth of the grant may vest when 25% of the Series A Preferred Stock is repaid, 50% of the grant may vest when 50% of the Series A Preferred Stock is repaid, 75% of the grant may vest when 75% of the Series A Preferred is repaid, and the remainder may vest when the remainder is repaid.

(2)	Based on the closing price of $3.50 of the Common Stock as reported on the OTC Bulletin Board on December 31, 2009.

Emergency Economic Stabilization Act Limitations. In connection with Cecil Bancorp’s sale of $11.56 million in Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”), to the U.S. Department of Treasury under its TARP Capital Purchase Program, our Chief Executive Officer, Chief Financial Officer and our two other most highly compensated senior executive officers (the “SEOs”) agreed to modifications to their existing compensation arrangements in order to comply with Section 111 (“Section 111”) of the Emergency Economic Stabilization Act of 2008 (“EESA”), which was amended in its entirety with the enactment of the American Recovery and Reinvestment Act of 2009 (“ARRA”) on February 17, 2009.

The Section 111 modifications on executive compensation matters agreed to by the Company and the SEOs include (i) ensuring that incentive compensation for the SEOs do not encourage unnecessary and excessive risks that threaten our value; (ii) requiring a “clawback” of any bonus or incentive compensation paid to an SEO based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate; (iii) agreeing that the Company would not deduct for tax purposes executive compensation in excess of $500,000 in a tax year for each SEO, and (iv) agreeing that no golden parachute payments may be made to the SEOs during the period that the U.S. Treasury holds its equity investment in the Company (other than any warrants previously issued). For purposes of Section 111, golden parachute payments include any payment upon the departure of an SEO or a change in control of the Company other than payments for services performed or benefits accrued or payments on death or disability or under a tax-qualified retirement plan. In addition for companies, like the Company, receiving an investment of less than $25 million from the U.S. Treasury, no bonus, retention or incentive compensation may be paid to the most highly compensated employee, except for such compensation in the form of long-term restricted stock that (i) does not fully vest during the period that the U.S. Treasury holds its equity investment in the Company, (ii) has a value not greater than one-third of the total amount of annual compensation of the employee receiving the stock, and (iii) is subject to other terms and conditions as the Treasury Secretary may determine are in the public interest.

Retirement, Severance and Change-in-Control Arrangements

Cecil Bancorp and Cecil Bank have various arrangements with Ms. Halsey and Messrs. Sposato and Hale pursuant to which they may become eligible for retirement benefits or payments in connection with a termination of their employment or a change in control of Cecil Bancorp.

Supplemental Retirement Agreements. The Bank has entered into supplemental retirement agreements with some of its executive officers, including Ms. Halsey, Mr. Sposato, and Mr. Hale. Under the agreements, the Bank is obligated to provide annual benefits for the officers or their beneficiaries, after the officer’s death, disability, or retirement. The estimated present value of future benefits to be paid is being accrued over the period from the effective date of the agreements until the full eligibility dates of the participants. The total expense incurred for this plan for the years ended December 31, 2009 and 2008 was $1,112,000 and $1,178,000, respectively. The Bank is the beneficiary of life insurance policies, with an aggregate cash surrender value of $7,871,000 and $7,787,000 at December 31, 2009 and 2008, respectively, which were purchased as a method of partially financing the benefits under this plan. The present value of the accumulated benefits under these agreements at December 31, 2009 was $1,825,000 for Ms. Halsey, $3,759,000 for Mr. Sposato, and $56,000 for Mr. Hale. The change in present value of accumulated benefits for 2009 was $268,000 for Ms. Halsey, $832,000 for Mr. Sposato, and $12,000 for Mr. Hale.

2009 Equity Incentive Plan.  Under the 2009 Equity Incentive Plan, all plan share awards become vested and non-forfeitable upon a termination of employment in connection with the death or disability or upon a change in control of the Company subject to the limitations of severance payments under Section 111 of EESA.  At December 31, 2009, Ms. Halsey and Mr. Sposato had 21,037 and 30,806 shares of unvested restricted stock awards, respectively, which had an aggregate value of $73,630 and $107,821, respectively, based on the last closing price of the Common Stock on that date and which would vest immediately upon their termination of employment in connection with their death or disability or a change in control.  In accordance with Section 111 of EESA, however, the Company may not accelerate the vesting of the awards to the SEOs in connection with a change in control while the Series A Preferred Stock is outstanding.

401(k) Plan. Cecil Bank sponsors a defined contribution 401(k) Plan pursuant to which eligible employees may contribute up to 100% of their salaries subject to Internal Revenue Code contribution limits. The 401(k) Plan is open to all employees over the age of 21 with more than one year of service. The Bank matches employee contributions up to 2% of salary. Employees may invest their 401(k) Plan account balances in various mutual funds or in the Common Stock of the Company. Employees are immediately vested in their plan contributions and in matching contributions made by the Bank. Participating employees may begin receiving distributions from their 401(k) Plan account on their retirement at age 59½ and must begin receiving distributions at age 70.

Employee Stock Ownership Plan. Cecil Bancorp maintains an employee stock ownership plan for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service and have attained the age of 21. The ESOP is funded by contributions made by the Company in cash or Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. All participants must be employed at least 1,000 hours in a plan year, or have terminated employment following death, disability or retirement, in order to receive an allocation. Participant benefits become fully vested in plan allocations following six years of service. Employment before the adoption of the employee stock ownership plan is credited for the purposes of vesting. At December 31, 2009, Ms. Halsey, Mr. Sposato and Mr. Hale had 32,251, 2,615 and 15,431 shares and cash with an aggregate value of $113,000, $9,000 and $54,000, respectively, credited to their respective accounts in the ESOP and are each fully vested.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents disclosure regarding equity compensation plans in existence at December 31, 2009, consisting only of the 2009 Equity Incentive Plan which was approved by shareholders.

Number of securities
		Weighted average	remaining available for
	Number of securities to be	Exercise	future issuance under
	issued upon exercise of	price of outstanding	equity compensation plans
	outstanding options,	options, warrants and	excluding securities
	warrants and rights	rights	reflected in column (a)
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders
Stock options	--	$--	276,701
Restricted stock	60,125	--	32,109
Equity compensation plans not approved by security holders	--	--	--
Total	60,125	$--	308,810

The above table does not include shares issued under the Stock Option and Incentive Plan and the Management Recognition Plan, under which no awards are outstanding and for which no additional shares are available for issuance, or shares acquired by the Employee Stock Ownership Plan.

PROPOSAL II — ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009, requires the Company to permit an annual non-binding shareholder vote on the compensation of the Company’s Named Executive Officers, as described in its proxy statement during the period in which any obligation arising from the Company’s participation in the TARP Capital Purchase Program remains outstanding.

    This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“Resolved, that the shareholders approve the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and any related material in this proxy statement.”

As provided in the Act, this vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board nor to create or imply any additional fiduciary duty by the Board.  The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting.  On this matter, abstentions will have no effect on the voting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

CERTAIN TRANSACTIONS

Cecil Bancorp has and expects to have in the future, banking transactions with certain officers and directors of Cecil Bancorp and Cecil Bank and greater than 5% shareholders of Cecil Bancorp and their immediate families and associates. These transactions are in the ordinary course of business, and loans have been and will be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, these loans did not involve more than normal risk of collectibility or present other unfavorable features.

OWNERS OF MORE THAN 5% OF CECIL BANCORP’S COMMON STOCK

Beneficial owners of more than 5% of the common stock are required to file certain ownership reports under the federal securities laws. The following table shows the common stock beneficially owned by persons who have filed these reports reporting beneficial ownership that exceeds 5% of Cecil Bancorp’s outstanding common stock as of the Record Date. In addition, the U.S. Department of the Treasury holds a warrant to purchase 261,538 shares of the common stock. If exercised, such shares would represent 7.1% of shares then outstanding.

	Amount and Nature	Percentage
	of Beneficial	of Shares
Name and Address	Ownership (1)	Outstanding (2)

Charles F. Sposato	1,343,494	36.42%
P.O. Box 1258
Tavernier, FL 33070

Mary B. Halsey	208,659	5.66%
207 Smith Road
Rising Sun, MD 21911
____________________
(1)
Beneficial ownership is defined by rules of the Securities and Exchange Commission, and includes shares that the person has or shares voting or investment power over. Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. A decision to disclaim beneficial ownership or to include shares held by others is made by the shareholder, not by Cecil Bancorp.

(2)	Calculated by Cecil Bancorp based upon shares reported as beneficially owned by the listed persons and shares of Cecil Bancorp common stock outstanding at as of the Record Date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on Cecil Bancorp’s review of the copies of initial statements of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Form 4 that it has received in the past year, annual statements of changes in beneficial ownership on Form 5 with respect to the last fiscal year, and written representations that no such annual statement of change in beneficial ownership was required, all directors, executive officers, and beneficial owners of more than 10% of its common stock, have timely filed those reports with respect to 2009.  Cecil Bancorp makes no representation regarding persons who have not identified themselves as being subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, or as to the appropriateness of disclaimers of beneficial ownership.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

A representative of Stegman & Company, Cecil Bancorp’s independent registered public accounting firm, is expected to be present at the Annual Meeting to respond to shareholders’ questions and will have the opportunity to make a statement.

Fees

The following table presents fees for professional audit services rendered by Stegman & Company for the audit of the annual consolidated financial statements of Cecil Bancorp, Inc. and subsidiaries for the year ended December 31, 2009 and 2008, and fees billed for other services rendered by Stegman & Company.

	2009	2008

Audit Fees (1)	$69,500	$64,500
Tax Services (2) (3)	8,500	7,000
All Other Fees (2) (4)	10,575	3,500
Total	$88,575	$75,000

______________

(1)
Audit fees consist of fees and expenses for professional services rendered for the audit of Cecil Bancorp’s consolidated financial statements, for review of consolidated financial statements included in Cecil Bancorp’s quarterly reports on Form 10-Q, and for other services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements. Amounts shown are for the audits for, and the review of Forms 10-Q filed within, the indicated years, regardless of when the fees and expenses were billed or the services were rendered.

(2)	Includes fees and expenses for services rendered for the years shown regardless of when the fees and expenses were billed.
(3)	Tax services fees consist of fees for compliance tax services including tax planning and advice and preparation of tax returns.
(4)	Other fees for 2009 consist of fees for the Company’s cost segregation analysis for its new Fair Hill branch and for 2008 consist of fees for registering the Company’s 401(k) plan with the SEC.

Preapproval of Services

Under Securities and Exchange Commission regulations, the Audit Committee is required to preapprove all auditing services and permitted non-audit services provided by Cecil Bancorp’s independent registered public accounting firm. There is an exception for preapproval of non-audit services if the aggregate amount of all such non-audit services provided to Cecil Bancorp constitutes not more than 5 percent of the total amount of revenues paid by it to its independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by Cecil Bancorp at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approval has been delegated by the Committee. All audit services and permitted non-audit services to be performed by the Company’s independent registered public accounting firm have been preapproved by the Audit Committee as required by Securities and Exchange Commission regulations and the Audit Committee’s charter without exception.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews and reports to the Board of Directors regarding the performance of the internal audit function and independent registered public accounting firm, the integrity of the consolidated financial statements, management’s efforts to maintain a system of internal controls, and compliance with legal and regulatory requirements. The Committee (1) has reviewed and discussed the audited consolidated financial statements included in Cecil Bancorp’s 2009 Annual Report and Form 10-K with management; (2) has discussed with independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (3) has received the written disclosures and the letter from the independent registered public accounting firm required by applicable regulations of the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm their independence. Based upon this review, discussion, disclosures, and materials described in (1) through (3), the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the 2009 Annual Report and Form 10-K. The Committee also has considered whether the amount and nature of non-audit services rendered by the independent accountant are consistent with its independence.

February 16, 2010	Mathew G. Bathon, Chairman
Thomas L. Vaughan, Sr.
William H. Cole, IV

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted as determined by a majority of the Board of Directors.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Any shareholder proposal to take action at the year 2011 Annual Meeting of Shareholders must be received at Cecil Bancorp’s executive offices at 127 North Street, Elkton, Maryland 21922-5547, addressed to the Chairman of the Board no later than December 4, 2010, in order to be eligible for inclusion in Cecil’s proxy materials for that meeting unless the date of the 2011 annual meeting is more than thirty days from May 12, 2011, in which case the deadline is a reasonable time before the Company begins to print and mail proxy materials. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Under Cecil Bancorp’s Articles of Incorporation, a shareholder proposal or nomination for director may be eligible for consideration at an annual or special meeting if written notice is delivered or mailed to the Secretary not less than thirty days nor more than sixty days before the meeting, provided that, if less than forty days notice of the meeting has been given, such written notice may be delivered or mailed by the close of the tenth day after the date notice of the meeting was mailed. Such notices also must include information required by and comply with procedures established by the Articles of Incorporation.

Cecil Bancorp’s shareholders may communicate with the Board of Directors or any individual director by addressing correspondence to the board or such director in care of the Secretary at Cecil Bancorp’s main office by mail, courier, or facsimile.

The Board of Directors believes it is important for all directors to attend the annual meeting of shareholders in order to show their support for Cecil Bank and to provide an opportunity for shareholders to express any concerns to them. As a matter of policy, all directors are required to attend each annual meeting of shareholders unless they are unable to attend by reason of personal or family illness or pressing matters.  All directors attended the 2009 annual meeting.

ANNUAL REPORT ON FORM 10-K

A copy of Cecil Bancorp’s 2009 Annual Report which contains its Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders as of the record date upon written request to: the Secretary, Cecil Bancorp, Inc., P.O. Box 568, 127 North Street, Elkton, Maryland 21922-5547. Alternatively, shareholders can access our 2009 Annual Report at www.cecilbank.com/2010ProxyMaterials.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sandra D. Feltman

Sandra D. Feltman
Secretary
Elkton, Maryland
April 2, 2010

/X/ PLEASE MARK VOTES REVOCABLE PROXY AS IN THIS EXAMPLE CECIL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
May 12, 2010

The undersigned hereby appoints Mary B. Halsey and Brian L. Lockhart, and each of them, with full powers of substitution in each, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Cecil Bancorp, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders to be held at the Cecil Bank Corporate Center, 118 North Street, Elkton, Maryland on Wednesday, May 12, 2010, at 9:00 a.m. (the “Annual Meeting”) and any and all adjournments thereof, as follows, and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

    WITH-               FOR ALL
FOR            HOLD                EXCEPT
1.  The election as directors        ☐        ☐   ☐
of all nominees listed below
(except as marked to the
contrary below):

Matthew G. Bathon
Charles F. Sposato

INSTRUCTION:  To withhold authority to vote for any
nominee, mark “FOR ALL EXCEPT” and write the
nominee’s name in the space provided below.
___________________________________

    FOR      AGAINST   ABSTAIN
2.  Approval of a non-                ☐  ☐ ☐
  binding resolution on
  executive compensation

The Board of Directors recommends a vote “FOR” each of the nominees and “FOR” proposal 2.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES AND FOR PROPOSAL 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please be sure to sign and date this proxy in the box below	Date
Shareholder sign above. Co-holder (if any) sign above.
Detach above card, sign, date and mail in postage paid envelope provided.
CECIL BANCORP, INC.
Elkton, Maryland
Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The above shareholder acknowledges receipt of or notice and access to the Notice of the Annual Meeting, a Proxy Statement dated April 2, 2010 therefor and the Annual Report on Form 10-K for the 2009 fiscal year prior to the execution of this proxy.
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE ACT PROMPTLY
SIGN, DATE, & MAIL YOUR PROXY CARD TODAY
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED

PROXY MATERIALS ARE AVAILABLE ON-LINE AT:
http://www.cecilbank.com/2010Proxy Materials

TO:            Participants in the Cecil Bancorp, Inc. Employee Stock Ownership Plan

Date:          April 2, 2010

As described in the enclosed materials, your voting instructions are being requested as a participant under the Cecil Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”) in connection with an upcoming Annual Meeting of Shareholders of Cecil Bancorp, Inc. (“Company”). The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of two directors; and
2.	Approval of a non-binding advisory resolution on executive compensation.

We hope you will take advantage of the opportunity to direct the manner in which shares of Company Common stock allocated to your account under the ESOP will be voted.

Enclosed with this letter are a Proxy Statement, the Company’s Annual Report for the fiscal year ended December 31, 2009, and an ESOP Voting Instruction Form, which will permit you to vote the shares allocated to your ESOP account.  After you have reviewed these materials, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing the enclosed ESOP Voting Instruction Form and returning it to the ESOP Trustee in the enclosed envelope.  The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of Company.  If your voting instructions for the ESOP are not received in a timely manner, the shares allocated to your account will be voted by the ESOP Trustees in the proportion as those shares of Company stock for which instructions are timely received from all other ESOP participants.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the ESOP.  You will receive other voting material for those shares owned by you individually and not under the ESOP.

Sincerely,

/s/ Mary B. Halsey

Mary B. Halsey
President and Chief Executive Officer

ESOP VOTING INSTRUCTION FORM CECIL BANCORP, INC.
/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS
May 12, 2010

The undersigned hereby instructs the Trustees of the Cecil Bancorp, Inc. Employee Stock Ownership Plan and Trust (“ESOP”) to vote, as designated below, all the shares of Common Stock of Cecil Bancorp, Inc. (“Company”) allocated to the undersigned pursuant to the ESOP as of March 19, 2010, at the Annual Meeting of Shareholders to be held at Cecil Bank Corporate Center, 118 North Street, Elkton, Maryland on Wednesday, May 12, 2010 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, as follows:

    WITH-                  FOR
FOR            HOLD                EXCEPT
1.  The election as directors       ☐      ☐   ☐
 of all nominees listed below
  (except as marked to the
  contrary below):

  Matthew G. Bathon
  Charles F. Sposato

INSTRUCTION:  To withhold authority to vote for a listed nominee(s), mark "FOR EXCEPT" and write the nominee's name in the space provided below.

_________________________________________________

    FOR      AGAINST   ABSTAIN
2.   Approval of a non-               ☐       ☐     ☐
  binding resolution on
  executive compensation

If you return this ESOP Voting Instruction Form properly signed, but you do not otherwise specify, or  if you do not return this Voting Instruction Form, your shares allocated to your ESOP account will be voted by the Trustee, subject to its fiduciary duties, in the same proportion as those shares of Company stock for which instructions are timely received from all other ESOP participants.

The Company’s Board of Directors recommends a vote “FOR” the above listed nominees and proposals.

Dated:________________, 2010                                                                                                  ______________________
Signature
Print Name: _____________________

PLEASE ACT PROMPTLY
SIGN, DATE AND RETURN THIS ESOP VOTING INSTRUCTION FORM TODAY
IN THE ENCLOSED FORM ADDRESSED TO THE ESOP TRUSTEE.

TO:           Participants in the Cecil Bancorp, Inc. Employees’ Savings and Profit Sharing Plan (“401(k) Plan”)

Date:         April 2, 2010

As described in the enclosed materials, your voting instructions are being requested as a participant under the Cecil Bancorp, Inc. Employees’ Savings and Profit Sharing Plan (“401(k) Plan”) in connection with an upcoming Annual Meeting of Shareholders of Cecil Bancorp, Inc. (“Company”). The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of two directors of Cecil Bancorp, Inc.; and
2.	Approval of a non-binding advisory resolution on executive compensation.

We hope you will take advantage of the opportunity to direct the manner in which shares of Company Common stock allocated to your account under the 401(k) Plan will be voted.

Enclosed with this letter are a Proxy Statement, the Company’s Annual Report for the fiscal year ended December 31, 2009, and a 401(k) Plan Voting Instruction Form, which will permit you to vote the shares allocated to your 401(k) Plan account.  After you have reviewed these materials, we urge you to vote your shares held pursuant to the 401(k) Plan by marking, dating, signing the enclosed 401(k) Plan Voting Instruction Form and returning it to the 401(k) Plan Trustee in the enclosed envelope.  The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of Company.  If your voting instructions for the 401(k) Plan are not received in a timely manner, the shares allocated to your account will be voted by the 401(k) Plan Trustees at the direction of the Bank’s Board of Directors, serving as the 401(k) Plan Administrator.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the 401(k) Plan.  You will receive other voting material for those shares owned by you individually and not under the 401(k) Plan.

Sincerely,

/s/ Mary B. Halsey

Mary B. Halsey
President and Chief Executive Officer

401(k) PLAN VOTING INSTRUCTION FORM CECIL BANCORP, INC.
/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS
May 12, 2010

The undersigned hereby instructs the Trustees of the Cecil Bancorp, Inc.  Employees’ Savings and Profit Sharing Plan and Trust (“401(k) Plan”) to vote, as designated below, all the shares of Common Stock of Cecil Bancorp, Inc. (“Company”) allocated to the undersigned pursuant to the 401(k) Plan as of March 19, 2010, at the Annual Meeting of Shareholders to be held at Cecil Bank Corporate Center, 118 North Street, Elkton, Maryland on Wednesday, May 12, 2010 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, as follows:

    WITH-                   FOR
FOR            HOLD                EXCEPT
1.  The election as directors      ☐    ☐  ☐
of all nominees listed below
(except as marked to the
contrary below):

Matthew G. Bathon
Charles F. Sposato

INSTRUCTION:  To withhold authority to vote for a listed nominee(s), mark "FOR EXCEPT" and write the nominee's name in the space provided below.
___________________________________________________

    FOR      AGAINST   ABSTAIN
2.  Approval of a non-                ☐   ☐    ☐
  binding resolution on
  executive compensation

If you return this 401(k) Plan Voting Instruction Form,  properly signed, but you do not otherwise specify, or if you do not return this Voting Instruction Form, your shares allocated to your 401(k) Plan account will be voted by the Trustees at the direction of the Bank’s Board of Directors serving as the 401(k) Plan Administrator.

The Company’s Board of Directors recommends a vote “FOR” the above listed nominees and proposals. It is anticipated that the Bank’s Board of Directors, serving as the 401(k) Plan Administrator, will (subject to its fiduciary duty) instruct the 401(k) Plan Trustee to vote all shares for which no timely voting direction is received “FOR” the above listed nominees and proposals.

Dated:________________, 2010                                                                                                  ______________________
Signature
Print Name: _____________________

PLEASE ACT PROMPTLY
SIGN, DATE AND RETURN THIS 401(k) PLAN VOTING INSTRUCTION FORM TODAY
IN THE ENCLOSED FORM ADDRESSED TO THE 401(k) PLAN TRUSTEE.